Exhibit 10.1

Purchase Agreement

for Machineries and Equipments

[Unofficial Translation]

This Purchase Agreement (the “Agreement”) is executed on April 9, 2010, in Xushui County, Baoding City, Hebei Province, by and between Henan Qinyang First Paper Machine Limited (hereinafter referred to as “Party A”) and Hebei Baoding Orient Paper Milling Company Limited (hereinafter referred to as “Party B”). After friendly negotiation, both Parties agree on that Party B hereby purchase a series of Paper Machineries and Equipments (hereinafter referred to as “Equipments”) from Party A, and all terms and conditions as follows:

Item I, Product Name, Modal, Quantity, Amount, and Delivery Time and Quantity

Product Name and Modal	Trade Name	Measurement Unit	Quantity
5600# Long Mesh and Multi-cylinder Paper Machine	“Qinyiji” “沁一机”	By Set	One
5600# Winder Machine	“Qinyiji” “沁一机”	By Set	One （With 10 pieces of Winding Roll）
5600# Sizing Machine	“Qinyiji” “沁一机”	By Set	One
5600# Rewinder Machine		By Set	One
Quantitative On-line Moisture Analyzer		By Suit	One
Total purchase price: RMB190 Million Yuan Total purchase price includes all expenses which will generate from Party A’s installation, debugging and after-sales service.
Other provisions:
1. Party A shall submit basic structure of Equipments to Party B within 20 days after effectiveness of this Agreement;
Party A shall complete basic installation of these Equipments within 3 months after effectiveness of this Agreement;
Party A shall complete all installation of these Equipments and delivery to Party B within 6 months.

2. Party A shall manufacture these Equipments according to structure and technical modulus which have been agreed by both Parties.

Item II, Quality Assurance Provisions

Party A hereby ensure that provided Equipments should be comply with relevant national standards for paper-making equipment, Party A also ensure that Equipments are original packed, qualified, brand-new products, and have never been used. The quality, specifications and performance of these Equipments are fully comply with requirements in this Agreement; Party A hereby guarantee that Equipments have good performance from the delivery time to its whole working life.

Party A hereby promises that repair period for complete appliance of the Equipments is for one year after installation, and repair period for Sizing components is for half one year after installation.

Item III, Place and Method for Delivery

Place of Delivery: Party A shall delivery the Equipments to the facility of Party B and bear all shipping expenses.
Method of Delivery: After delivery the Equipments to Party B, Party A should dispatch their technical specialists for installation and debugging. Completing delivery shall be deemed as after putting Equipments into use and after Party B’s acceptance, the acceptance date shall be the delivery date. Any damage or loss risks to Equipments shall be transferred to Party B from Party A after delivery date.

Item IV, Packaging Standard and Packaging Recycling
Packaging materials will not return to Party A.

Item V, Acceptance Method and Standard

After installation of all Equipments in this Agreement by Party A, Party B shall send technical specialist to check and accept such Equipments according to Exhibit 1 (5600/1200# stacked mesh and Multi-cylinder Paper Machine technical modulus), Exhibit 2 (Full installation structure) and Exhibit 3 (Cast Iron Dryer Technical Standards QB2551-2008 for Paper Production). Qualified acceptance shall be considered as delivery completing.

Item VI, Supply of Mandatory Spare Parts, Accessories and Tools

Party A should provide hydraulic pump and tools which will be used in disassemble roller and mesh system.

Item VII, Payment Methods

Payment Methods is subject to Exhibit 4 after negotiation between both parties.

Item VIII, Deposit Provisions

Deposit of 20% of total purchase price ( equal to RMB38 Million Yuan) which was paid by Party B to Party A according to Letter of Intent for Purchase Machineries and Equipments signed on March 15, 2010 shall be considered as deposit for this Agreement.

Item IX, Default Liabilities

1.
If Party A is unable to deliver any Equipments stated in Item I, Party A shall reimburse Party B with 50% of purchase price for these un-delivered Equipments as penalty; If adverse material effect is suffered from these un-delivered Equipments, Party A shall reimburse Party B with 50% of total purchase price of all Equipments as penalty; If actual damages made to Party B exceed reimbursement to Party B, then Party A shall reimburse actual damages to Party B.

2.
In the case any Equipments delivered by Party A is inconsistent with its specifications stated in Item I, the purchase price for such Equipments shall be priced according to its actual quality upon acceptance by Party B. However, if Party B is unable to use such Equipments, Party A shall be responsible for replacement or repair, and bear all expensed occurred from repair, replacement or return of Equipments. If Party A is unable to repair or replace such Equipments, Party B will consider such actions as un-delivery and subject to liabilities stated above.

3.
 Party A shall reimburse penalty for any late delivery to Party B and bear all other damages made to Party B due to such late delivery. Penalty shall be 30% of total purchase price of all Equipments. Party A shall discuss any late delivery equipment before they can provide such Equipments with Party B. If Party B still agree to purchase these Equipments, then Party A shall deliver immediately according to ordered numbers; If Party B decide not to purchase such late delivery Equipments no longer, Party B shall notify Party A by 15 days in advance and terminate relevant terms in this Agreement.

4.
Any late payment from Party B shall subject to relevant provisions in the regulation of deferred payment from People’s Bank of China, and Party B shall reimburse 30% of late payment to Party A as penalty.

Item X, Miscellaneous

Any default payments or damage losses which should be reimburse to each party according to this Agreement shall be effected within 10 days, otherwise, such reimburse shall be settled as late payment. However, any reimburse can not be settled by withholding any equipment or deducting any purchase price as an offset.

Item XI, Solution of Dispute

Any dispute raising from any party shall be negotiated and resolved timely and any unresolved dispute can be submitted to the court in Party B’s local region for jurisdiction.

Item XII, Installation Provisions

Party A shall send technical specialist to Party B’s facility and promise to complete all installation for trial production within 6 months after signing of this Agreement, otherwise, Party A shall subject to default liabilities.

Item XIII, Effectiveness

This Agreement is executed in two copies, and each of them held by Party A and Party B. All Exhibits to this Agreement are equally authentic. This Agreement shall take effect after signed and sealed by both parties.

Exhibits to this Agreement includes:
Exhibit 1: 5600/1200# stacked mesh and Multi-cylinder Paper Machine technical modulus
Exhibit 2: Full installation structure
Exhibit 3: Cast Iron Dryer Technical Standards QB2551-2008 for Paper Production
Exhibit 4: Payment Methods

[Signature Page]

Party A’s information:

Company Name: Henan Qinyang First Paper Machine Limited

(Seal)

/s/ Chunjian Zhang

Company Address: Industrial Area in Gecun, Qinyang City

Legal Representative: Gongwen Zhang

Authorized Representative: Chunjian Zhang

Telephone: 0319-5936384

Opening Bank: Agricultural Bank of China, Gecun Branch in Qinyang City

Account Number: 16314101040001056

Post Code: 454586

Party B’s information:

Company Name: Hebei Baoding Orient Paper Milling Company Limited

(Seal)

/s/ Zhenyong Liu

Company Address: Wuji Village, Xushui County, Baoding City, Hebei Province

Legal Representative: Zhenyong Liu

Telephone/Fax: 0312-8605508/8698212

Opening Bank: Industry and Commercial Bank of China, Xushui Sub-Branch

Account Number: 0409016009245030421

Post Code: 072550

Exhibits 4:
Payment Methods

This Payment Methods is an integral part of the Purchase Agreement which is signed between Henan Qinyang First Paper Machine Limited (hereinafter referred to as “Party A”) and Hebei Baoding Orient Paper Milling Company Limited (hereinafter referred to as “Party B”) on April 9, 2010. For the 80% reminder payment of purchase price, both parties hereby agree with below payment schedule:

    First Batch: 10% of purchase price shall be paid to Party A after Basic Plat delivery;

    Second Batch: 20% of purchase price shall be paid to Party A after Mesh Components, Pressing Components and Fixture Components delivery;

    Third Batch: 10% of purchase price shall be paid to Party A after Drying Components and Fixture Components delivery;

    Fourth Batch: 10% of purchase price shall be paid to Party A after the first and second Cylinder Components delivery;

    Fifth Batch: No payment shall be paid to Party A after the third and fourth Cylinder Components delivery;

    Sixth Batch: No payment shall be paid to Party A after the fifth and sixth Cylinder Components delivery;

    Seventh Batch: 10% of purchase price shall be paid to Party A after Winder Machine, Rewinder Machine and Sizing Machine delivery;

    Eighth Batch: 15% of purchase price shall be paid to Party A after Drive Components delivery.

    The 5% reminder of purchase price as quality margin shall be paid off by Party B within 3 months after production.

Party A shall provide lawful VAT invoices to Party B. Each batch of delivery stated above shall be confirmed by Party B before effect payment.

[Signature Page]

Party A’s information:

Company Name: Henan Qinyang First Paper Machine Limited

(Seal)

/s/ Chunjian Zhang

Company Address: Industrial Area in Gecun, Qinyang City

Legal Representative: Gongwen Zhang

Authorized Representative: Chunjian Zhang

Telephone: 0319-5936384

Opening Bank: Agricultural Bank of China, Gecun Branch in Qinyang City

Account Number: 16314101040001056

Post Code: 454586

Party B’s information:

Company Name: Hebei Baoding Orient Paper Milling Company Limited

(Seal)

/s/ Zhenyong Liu

Company Address: Wuji Village, Xushui County, Baoding City, Hebei Province

Legal Representative: Zhenyong Liu

Telephone/Fax: 0312-8605508/8698212

Opening Bank: Industry and Commercial Bank of China, Xushui Sub-Branch

Account Number: 0409016009245030421

Post Code: 072550